EXHIBIT 10.4

                                    EXTENSION
                                       OF
                                FARMOUT AGREEMENT



This Extension of Farmout Agreement ("Extension") is entered into on this 31st day of December, 2010, by and between Garner Investments, Inc. ("Garner"), a Wyoming Corporation, and Sharon K. Fowler ("Farmor").

         WHEREAS, on August 28, 2006, Garner and Farmor entered into a Farmout Agreement ("the Farmout Agreement") whereby Garner agreed to commit and drill wells in certain areas detailed in the Farmout Agreement, hereby attached as EXHIBIT A;

         WHEREAS, the Farmout Agreement provides for Garner to commence the drilling of an initial well by December 10, 2007 or as soon thereafter;

         WHEREAS, on October 31, 2009, the Farmout Agreement was amended to extend the time required to commence drilling of the initial well to December 31, 2010; and

         WHEREAS, both Garner and Farmer wish to extend the term of the Farmout Agreement.

NOWTHEREFORE BE IT:

     (1) The Farmout Agreement of August 28, 2006 is hereby amended to extend the time required to commence the drilling of the initial well to April 30, 2011.

     (2) That all other rights, terms and obligations of the Farmout Agreement remain unchanged and in effect.


Accepted and hereby agreed to this 31st day of December, 2010.



GARNER INVESTMENTS, INC.                             SHARON K. FOWLER




/s/ Roy Smith                                     /s/ Sharon K. Fowler
--------------------------------------------      --------------------
Roy Smith, President                                  Sharon K. Fowler,
                                                      Individually